UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2024

Valuence Merger Corp. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41304	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Orinda Way, Suite 100D

Orinda, CA 94563

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (415) 340-0222

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	VMCAU	Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001	VMCA	Nasdaq Stock Market LLC

Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	VMCAW	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 4, 2024, Valuence Merger Corp. I (the “Company”) issued a convertible promissory note to VMCA Sponsor, LLC, the Company’s sponsor (“Sponsor”), in the principal amount of $300,000 (the “Note”). Note bears no interest and is repayable in full upon the earlier of (a) the date of the consummation of the Company’s initial business combination or (b) the date of the Company’s liquidation (the earlier of such date, the “Maturity Date”). If the Company does not consummate an initial business combination by the Maturity Date, the Note will be repaid only from funds held outside of the trust account established in connection with the Company’s initial public offering (the “Trust Account”) or will be forfeited, eliminated or otherwise forgiven. Upon maturity, the outstanding principal balance of the Note may be converted into warrants, at a price of $1.50 per warrant, at the option of the Sponsor, provided that the maximum aggregate conversion of all convertible notes issued to the Sponsor or its affiliates may not exceed $1.5 million. Such warrants will have terms identical to the warrants issued to the Sponsor in a private placement that closed simultaneously with the Company’s initial public offering. On June 4, 2024, the Company borrowed $300,000 under the Note.

Following shareholder approval of the Extension Amendment Proposal (described in more detail below), the Sponsor and/or its designee was required to deposit into the Trust Account approximately $56,022 for the initial two-month extension from June 3, 2024 to August 3, 2024, representing $0.03 per public share multiplied by 1,867,402 public shares remaining after redemptions. Accordingly, on June 4, 2024, the Company deposited approximately $56,022 into the Trust Account.

The foregoing description of the Note is qualified in its entirety by reference to the Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, on June 14, 2023, the Company received a written notice from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) indicating that the aggregate market value of the Company’s outstanding warrants was less than $1 million and the Company was therefore no longer in compliance with Listing Rule 5452(b)(C). On May 10, 2024, the Company received a written notice from Nasdaq stating that Nasdaq had determined to commence proceedings to delist the Company’s warrants from the Nasdaq Global Market unless the Company requested a hearing to appeal this determination or submitted an application to transfer the listing of its warrants from the Nasdaq Global Market to the Nasdaq Capital Market.

The Company applied to transfer the listing of its warrants from the Nasdaq Global Market to the Nasdaq Capital Market, and on June 4, 2024, Nasdaq approved the Company’s application. The warrants were transferred to the Nasdaq Capital Market at the opening of business on June 6, 2024.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information included in Item 5.07 of this Current Report on Form 8-K is incorporated by reference in this Item 5.03.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 3, 2024, the Company held the extraordinary general meeting of the Company (the “Meeting”). At the Meeting, the Company’s shareholders approved a proposal (the “Extension Amendment Proposal”) to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Articles”) to extend the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination from June 3, 2024 for an initial two month period to August 3, 2024 and to permit the Company, without another shareholder vote, by resolution of the Company’s board of directors (“Board”), to elect to further extend the Deadline Date up to nineteen (19) additional times for an additional one (1) month each time, provided that VMCA Sponsor, LLC or its designees deposit into the Trust Account (i) on June 4, 2024, with respect to the initial extension, an amount equal to the lesser of (x) $60,000 or (y) $0.03 per public share multiplied by the number of public shares outstanding and (ii) one business day following the public announcement by the Company that the Board has elected to further extend such date for an additional month, an amount equal to the lesser of (x) $30,000 or (y) $0.015 per public share multiplied by the number of public shares outstanding.

The vote tabulation for the Extension Amendment Proposal is set forth below.

Votes For	Votes Against	Abstentions
8,590,093	2,060,195	0

In connection with the vote to approve the Extension Amendment Proposal, 4,343,316 Class A ordinary shares were presented for redemption. After the satisfaction of such redemptions, the balance in the Company’s Trust Account will be approximately $21.5 million.

Under Cayman Islands law, the amendments to the Articles took effect upon approval of the Extension Amendment Proposal. The foregoing description of the amendments to the Articles is qualified in its entirety by the full text of each of the Amendment to the Amended and Restated Memorandum and Articles of Association, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 8.01 Other Events.

On June 3, 2024, pursuant to the terms of the Articles, the Sponsor, which is the holder of an aggregate of 5,502,490 Class B ordinary shares of the Company, elected to convert an aggregate of 5,502,488 Class B ordinary shares held by it on a one-for-one basis into Class A ordinary shares, with immediate effect. Following such conversion, as of June 3, 2024, the Company had an aggregate of 7,369,890 Class A ordinary shares issued and outstanding and 2 Class B ordinary shares issued and outstanding

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment to the Amended and Restated Memorandum and Articles of Association of Valuence Merger Corp. I.
10.1	Convertible Promissory Note, dated June 4, 2024, between Valuence Merger Corp. I. and VMCA Sponsor, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALUENCE MERGER CORP. I

	By:	/s/ Sungwoo (Andrew) Hyung
	Name:	Sungwoo (Andrew) Hyung
	Title:	Chief Financial Officer and Director

Dated: June 6, 2024